Exhibit 99.1

Northern Oil and Gas Announces Private Exchange, Tender and Subscription Offers and
Consent Solicitation

MINNEAPOLIS--(BUSINESS WIRE)-- October 21, 2019--Northern Oil and Gas, Inc. (NYSE American: NOG) (“Northern” or the “Company”) today announced that it has commenced a private offer to holders of its 8.50% Senior Secured Second Lien Notes due 2023 (the “Notes”), upon the terms and subject to the conditions set forth in a Confidential Exchange and Tender Offer Statement and Consent Solicitation Statement and Offering Memorandum (as it may be supplemented and amended from time to time, the “Offering Memorandum”), to participate, to the extent such holders are eligible, in the options below at the election of such holders:

•Option 1: Offer to Eligible Holders (as defined below) to exchange (the “Exchange Offer”) up to $70,754,716 in principal amount of Notes validly tendered (and not validly withdrawn) for newly issued 6.50% Perpetual Convertible Preferred Stock (the “Preferred Stock”) having an aggregate liquidation preference of $75,000,000. Eligible Holders that validly tender (and do not validly withdraw) Notes in the Exchange Offer will be entitled to have 10.27677% of such tendered Notes accepted for exchange (the “Exchange Limit”) and will receive 10.60 shares of Preferred Stock per $1,000 in principal amount of Notes accepted for exchange (the “Exchange Consideration”). Any Notes validly tendered (and not validly withdrawn) in the Exchange Offer that are not accepted for exchange due to application of the Exchange Limit (the “Excess Exchange Notes”) will be deemed to be tendered in the Tender Offer (as defined below) (such option, “Option 1”). Eligible Holders that elect Option 1 will participate in the Exchange Offer without participating in the Subscription Offer (as defined below).

•Option 2: Offer to purchase for cash (the “Tender Offer”) up to $200,000,000 in aggregate principal amount of Notes (the “Tender Cap”) at a purchase price of $1,060 per $1,000 principal amount of Notes validly tendered (and not validly withdrawn), including Excess Exchange Notes (the “Tender Consideration”), subject to proration (such option, “Option 2”).

•Option 3: Solicitation of consents (the “Consent Solicitation”) to (a) certain amendments (the “Proposed Amendments”) to the indenture governing the Notes (as amended and supplemented, the “Indenture”) and (b) certain corresponding modifications to the Intercreditor Agreement, dated as of May 15, 2019, between TPG Specialty Lending, Inc., as Original Priority Lien Agent (as defined therein), and Wilmington Trust, National Association, as Original Second Lien Agent (as defined therein) and acknowledged and agreed to by the Company, and offer to pay holders of Notes that validly deliver (and do not validly revoke) consents to the Proposed Amendments (each such consent, a “Consent”) at or prior to the Early Participation Deadline (as defined below) a consent fee of $10 per $1,000 principal amount of Notes (the “Consent Fee”) for which a holder validly delivers (and does not validly revoke) a Consent; provided, that if an Eligible Holder or a holder, as applicable, validly tenders (and does not validly withdraw) Notes in the Exchange Offer or Tender Offer, such Eligible Holder or holder, as applicable, shall be deemed to have delivered Consents to the Proposed Amendments in respect of such Notes, regardless of whether such Notes are accepted for exchange or purchase, as applicable (such option, “Option 3”).

•Option 4: Offer to Eligible Holders to participate in the Exchange Offer as described in Option 1 and to subscribe (the “Subscription Offer” and, together with the Exchange Offer and the Tender Offer, the “Offers”) to purchase additional shares of Preferred Stock having an aggregate liquidation preference of $75,000,000 at a price of $1,000 for 10 shares. Each Eligible Holder participating in the Subscription Offer will be required to purchase a number of shares equal to the aggregate Exchange Consideration such Eligible Holder will receive in the Exchange Offer. Any Excess Exchange Notes will be deemed to be tendered in the Tender Offer (such option, “Option 4”).

The Exchange Offer and Subscription Offer are fully backstopped by Angelo, Gordon, & Co., L.P. The Offers will expire at 11:59 p.m., New York City time, on November 18, 2019, unless extended (such time and date, as the same may be extended, the “Expiration Time”). To be eligible to receive the Consent Fee, holders of Notes must validly tender (and not validly withdraw) their Notes or validly deliver (and not validly revoke) their Consents at or prior to 5:00 p.m., New York City time, on November 1, 2019, unless extended (such time and date, as the same may be extended, the “Early Participation Deadline”). Holders that validly tender their Notes or deliver their Consents in the Consent Solicitation after the Early Participation Deadline will not receive the Consent Fee but will be eligible to receive the Exchange Consideration, subject to the Exchange Limit, and/or the Tender Consideration, subject to proration. Notes validly tendered may be withdrawn, and Consents may be revoked, at any time prior to 5:00 p.m., New York City time, on November 1, 2019, unless extended (such time and date, as the same may be extended, the “Withdrawal Deadline”), but not thereafter. The Offers are subject to the satisfaction or waiver of the conditions set forth in the Offering Memorandum, including receipt of Consents from holders of at least a majority in aggregate principal amount of the Notes outstanding (the “Requisite Consents”).

The Company will not register the Exchange Offer, the Subscription Offer or the issuance of the Preferred Stock under the Securities Act of 1933, as amended (the “Securities Act”), or any other securities laws. Only holders of Notes that represent that they are either a “qualified institutional buyer,” as that term is defined in Rule 144A under the Securities Act, or a person that is not a “U.S. person” and is participating in the Exchange Offer or Subscription Offer in compliance with Regulation S under the Securities Act, are authorized to participate in the Exchange Offer and Subscription Offer. The Company refers to the holders of Notes that represent that they are eligible to participate in the Exchange Offer and Subscription Offer pursuant to at least one of the foregoing conditions as “Eligible Holders.”

EXCHANGE OFFER

The Exchange Consideration payable for Notes validly tendered pursuant to Option 1 (and not validly withdrawn) and accepted for exchange after application of the Exchange Limit is set forth in the table below. Eligible Holders of Notes validly tendered pursuant to Option 1 (and not validly withdrawn) at or prior to the Early Participation Deadline will also be deemed to have delivered Consents and be eligible to receive the Consent Fee in respect of all such Notes without any reduction due to the Exchange Limit. Eligible Holders of Notes validly tendered pursuant to Option 1 (and not validly withdrawn) after the Early Participation Deadline and at or prior to the Expiration Time will not be eligible to receive the Consent Fee in respect of such Notes, but will be eligible to receive the Exchange Consideration in respect of all Notes accepted for purchase after application of the Exchange Limit. Eligible Holders of Notes accepted for exchange will also receive a cash payment of accrued and unpaid interest on such Notes from the last interest payment date preceding the Settlement Date (as defined below) to, but not including, the Settlement Date (“Accrued Interest”).

Exchange Limit	Exchange Consideration(1)	Consent Fee(2)
10.27677% of Notes validly tendered and not validly withdrawn	10.60 shares of Preferred Stock with a liquidation preference of $100 per share of Preferred Stock	$10
______________
(1)Per $1,000 principal amount of Notes validly tendered (and not validly withdrawn) and accepted for exchange after application of the Exchange Limit.
(2)Per $1,000 principal amount of Notes for which Consents are validly delivered (and not validly revoked) at or prior to the Early Participation Deadline.

Eligible Holders that validly tender (and do not validly withdraw) Notes in the Exchange Offer will be entitled to have 10.27677% of such tendered Notes accepted for exchange, without regard to the total principal amount of Notes tendered by all Eligible Holders in the Exchange Offer. Any Excess Exchange Notes will be deemed to be tendered in the Tender Offer (and not validly withdrawn) and may be accepted for purchase in the Tender Offer, subject to proration.

The Company will settle the Offers promptly after the Expiration Time, which the Company expects to be the third business day after the Expiration Time (the “Settlement Date”). Unless required by applicable law, tendered Notes may not be withdrawn after the Withdrawal Deadline. The Company may extend the Early Participation Deadline or the Expiration Time without extending the Withdrawal Deadline, unless otherwise required by law.

TENDER OFFER

The Tender Consideration payable for Notes validly tendered pursuant to Option 2 (and not validly withdrawn) that are accepted for purchase, including Excess Exchange Notes, is set forth in the table below. Holders of Notes validly tendered pursuant to Option 2 (and not validly withdrawn) at or prior to the Early Participation Deadline will be deemed to have delivered Consents and be eligible to receive the Consent Fee in respect of all such Notes regardless of whether such Notes are accepted for purchase. Holders of Notes validly tendered pursuant to Option 2 (and not validly withdrawn), including Excess Exchange Notes, after the Early Participation Deadline and at or prior to the Expiration Time will not be eligible to receive the Consent Fee in respect of such Notes, but will be eligible to receive the Tender Consideration in respect of all Notes accepted for purchase. Holders of Notes accepted for purchase will also receive Accrued Interest.

Tender Cap	Tender Consideration(1)	Consent Fee(2)
$200,000,000	$1,060	$10
______________

(1)Per $1,000 principal amount of Notes validly tendered pursuant to Option 2 (and not validly withdrawn), including Excess Exchange Notes, that are accepted for purchase.
(2)Per $1,000 principal amount of Notes validly tendered pursuant to Option 2 (and not validly withdrawn), including Excess Exchange Notes, at or prior to the Early Participation Deadline.

If, at the Expiration Time, the aggregate principal amount of Notes validly tendered pursuant to Option 2 (and not validly withdrawn), including Excess Exchange Notes, exceeds the Tender Cap, then acceptance of such Notes for purchase will be subject to proration.

The Company will settle the Tender Offer on the Settlement Date. Unless required by applicable law, tendered Notes may not be withdrawn after the Withdrawal Deadline. The Company may extend the Early Participation Deadline or the Expiration Time without extending the Withdrawal Deadline, unless otherwise required by law.

SUBSCRIPTION OFFER

In addition, subject to the terms and conditions set forth in the Offering Memorandum, we are offering Eligible Holders that participate in the Exchange Offer the opportunity to subscribe to purchase additional shares of Preferred Stock having an aggregate liquidation preference of $75,000,000 at a price of $1,000 for 10 shares. Each Eligible Holder that participates in the Subscription Offer will be required to purchase a number of shares equal to the Exchange Consideration such Eligible Holder will receive in the Exchange Offer. The Subscription Offer expires at the Expiration Time.

PREFERRED STOCK

Holders of Preferred Stock will be entitled to receive, when, as and if declared by the Company’s board of directors, cumulative dividends at a rate per annum of 6.5% on the sum of (i) the liquidation preference of $100 per share of Preferred Stock plus (ii) all accumulated and unpaid dividends on such share, whether or not declared. Declared dividends will be payable solely in cash. Electing holders may convert any or all of their shares of Preferred Stock at any time based on an initial conversion rate of 43.63 shares of the Company’s common stock per share of Preferred Stock, subject to adjustment as described in the Offering Memorandum. The Company will be subject to certain restrictions on paying dividends on or acquiring junior stock unless all accumulated and unpaid dividends for all preceding dividend periods have been paid, as described in the Offering Memorandum. The Preferred Stock is subject to mandatory conversion at the Company’s option under the circumstances and subject to the conditions described in the Offering Memorandum, but is not redeemable by either the Company or the holders. Holders are entitled to additional amounts upon conversion in connection with a “fundamental change” as described in the Offering Memorandum. The holders of Preferred Stock will not have voting rights other than limited voting rights described in the Offering Memorandum.

CONSENT SOLICITATION

The Company is also soliciting Consents from all holders of Notes to the Proposed Amendments. Subject to the terms and conditions set forth in the Offering Memorandum, each holder that validly delivers (and does not validly revoke) Consents at or prior to the Early Participation Deadline, including holders that are deemed to have delivered Consents by timely electing Option 1, Option 2, or Option 4 will receive the Consent Fee in respect of all Notes for which it has delivered a Consent, regardless of whether such Notes are accepted for exchange or purchase, as applicable.

The Offers are conditioned, among other things, upon the receipt of Consents from holders of at least a majority in aggregate principal amount of the Notes outstanding (less any Notes held by the Company or its affiliates). Holders may not tender their Notes without delivering Consents; however, holders may elect to participate only in Consent Solicitation, and receive the Consent Fee, without participating in the Exchange Offer or Tender Offer.

BACKSTOP AGREEMENT

Pursuant to the terms of a Backstop Agreement, dated as of October 21, 2019, by and among the Company and certain affiliates of Angelo, Gordon & Co, L.P., that hold in aggregate approximately 12.5% of the outstanding Notes (collectively, the “Backstop Party,” and such agreement, the “Backstop Agreement”), the Backstop Party has agreed, subject to the terms and conditions set forth therein to (i) tender (and not withdraw) all Notes held by the Backstop Party in the Exchange Offer (and, accordingly, Consent in respect of all such Notes and tender its Excess Exchange Notes in the Tender Offer) and (ii) exchange additional Notes for and/or purchase all shares of Preferred Stock offered for exchange or purchase pursuant to the Exchange Offer and the Subscription Offer, respectively, but not issued pursuant to the terms of the Exchange Offer or the Subscription Offer.

AVAILABLE DOCUMENTS AND OTHER DETAILS

D.F. King & Co., Inc. (“DF King”) is the Exchange and Tender Agent for the Exchange Offer and Tender Offer and the Information Agent for the Consent Solicitation. Holders may obtain copies of the Offering Memorandum from DF King by telephone at (800) 967-4617 or by email at NOG@dfking.com.

The complete terms and conditions of the Offers are set forth in the Offering Memorandum. This announcement is for informational purposes only and is not an offer to purchase, or the solicitation of an offer to sell, the Notes or the Preferred Stock. The Exchange Offer, Tender Offer, Subscription Offer and Consent Solicitation may only be made pursuant to the terms of the Offering Memorandum. The Offers are not being made, and Consents are not being solicited, in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdictions.

ABOUT NORTHERN OIL AND GAS

Northern Oil and Gas, Inc. is an exploration and production company with a core area of focus in the Williston Basin Bakken and Three Forks play in North Dakota and Montana.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this release regarding Northern’s financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond Northern’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: Northern’s ability to complete the transactions described in this press release, changes in crude oil and natural gas prices, the pace of drilling and completions activity on Northern’s properties, Northern’s ability to acquire additional development opportunities, changes in Northern’s reserves estimates or the value thereof, general economic or industry conditions, nationally and/or in the communities in which Northern conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, Northern’s ability to raise or access capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting Northern’s operations, products, services and prices.

Northern has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Northern’s control. These and other applicable risks and uncertainties have been described more fully in Northern’s Annual Report on Form 10-K filed with the SEC on March 18, 2019 and in Northern’s subsequent SEC filings. Northern does not undertake any duty to update or revise any forward-looking statements, except as may be required by the federal securities laws.

CONTACT:

Nicholas O’Grady
952-476-9800
ir@northernoil.com